RIGHT OF FIRST OFFER TO REINSURE
                                   TERM SHEET
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PARTIES:                         Commercial Guaranty Assurance, Ltd.
                                 ("CGA") and Capital Reinsurance
                                 Company ("Cap Re").
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COVERED BUSINESS:                All insurance contracts, including
                                 contracts of financial guaranty
                                 insurance or reinsurance, issued by
                                 CGA.
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RIGHT OF FIRST OFFER:            1.   Before soliciting any offer from
                                      any person to reinsure all or a
                                      portion of the Covered Business,
                                      CGA will first notify Cap Re of
                                      its intention to solicit such
                                      offer and give Cap Re the right
                                      to make a first offer to provide
                                      such reinsurance.
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                                 2.   Before CGA accepts the offer of
                                      any person to reinsure all or a
                                      portion of the Covered Business,
                                      CGA will first notify Cap Re and
                                      give Cap Re the right to provide
                                      such reinsurance at the same
                                      price and on the same terms
                                      offered by such other person,
                                      except that CGA shall not be
                                      required to give Cap Re the right
                                      to provide such reinsurance if:
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                                      a.   CGA has already provided Cap Re with
                                           an opportunity to make an offer to
                                           reinsure such Covered Business and
                                           Cap Re failed to offer reinsurance
                                           within the time allowed by this
                                           Agreement; or
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                                      b.   Cap Re has, within the
                                           preceding 10 business days,
                                           made an offer to reinsure
                                           such Covered Business and
                                           the reinsurance offered by


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                                           such other person is more
                                           favorable to CGA in material
                                           respects than the
                                           reinsurance offered by Cap Re.
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TIME FOR THE EXERCISE OF THE     Cap Re shall have at least 5 business
RIGHT TO MAKE FIRST OFFER:       days after receipt of the notices
                                 described above to make an offer to reinsure
                                 CGA, provided that such period shall not begin
                                 to run until CGA shall have provided to Cap Re
                                 all information which is reasonably necessary
                                 to formulate an offer.
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MATERIALITY:                     A difference in reinsurance offered by
                                 Cap Re and another reinsurer shall be
                                 deemed to be material only if it
                                 involves any of the following:
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                                 a.   A difference in the applicable
                                      term of coverage of more than one
                                      year.
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                                 b.   A difference in the basis on which risks
                                      attach.
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                                 c.   A difference in the overall allowable
                                      ceding commission or profit commission of
                                      more than 5% of total ceded premium.
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                                 d.   Positive differences in the ratings made
                                      by any nationally recognized rating agency
                                      of one entire rating category.
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                                 e.   A difference in the premium of more than
                                      5%.
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TERM:                            Cap Re's rights under this Agreement
                                 commence on June 4, 1997 and terminate
                                 on the earlier of (x) the date that
                                 Cap Re no longer owns 5% of the Common
                                 Stock of CGA Group, Ltd. or (y) a
                                 Qualified Public Offering (as defined
                                 in the CGA Group Bye-laws) by CGA
                                 Group.
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REQUIRED TERMS FOR REINSURANCE   All quota share reinsurance must
PROVIDED BY CAP RE:              include a provision for a ceding
                                 commission. The ceding


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                                 commission must be not less than
                                 the applicable pro rata share of
                                 CGA's allocable expenses.
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OTHER PROVISIONS:                Arbitration, Service of Suit,
                                 Governing Law (New York)
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                                    CAPITAL REINSURANCE COMPANY



                                    By:
                                        ---------------------------
                                    Name:
                                    Title:

Agreed and Accepted by:
CGA GROUP, LTD.

By:
   -----------------------------
Name:
Title: